VAN KAMPEN FOCUS PORTFOLIOS, SERIES 230
       MORGAN STANLEY EURO-TECHNOLOGY 20 INDEX(SM) TRUST, SERIES 4A AND 4B

                          SUPPLEMENT TO THE PROSPECTUS

         Although Baan Company, N.V. remains in the EuroTec Index, due to a recent corporate action the Sponsor believes that this security is no longer appropriate for inclusion in the Morgan Stanley Euro-Technology 20 Index Trusts and therefore has been removed from these Trust portfolios.

Dated: July 18, 2000